Exhibit 99.2

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MAIR
Holdings, Inc.

Calyon Securities

Investor Presentation

December 8, 2005

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Executive Summary

•                  MAIR Holdings’ two subsidiaries, Mesaba Airlines and Big Sky Airlines, provide regional airlines services

•                  Mesaba declared bankruptcy on October 13, 2005 due to NWA’s actions in its bankruptcy.  MAIR did not file for bankruptcy

•                  MAIR’s success in the regional airline business is built on two principles:

•                  Achieving operating excellence and cost control through a focus on People, Process Improvement, and Systems

•                  Maintaining financial flexibility through the strength of MAIR’s balance sheet

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MAIR Holdings Corporate Governance

•                  MAIR’s current corporate structure is comprised of 3 separate companies with independent boards of directors

MAIR
Holdings, Inc.

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Mesaba Aviation

•                  Founded in 1944 as a charter airline

•                  Became a Northwest Airlines regional partner in 1984 with a code sharing agreement

•                  Entered into “capacity buy” Airline Service Agreement with Northwest Airlines in 1996 and 1997 for the Saab turbojets and Avro regional jets

•                  Entered into new 10-year omnibus ASA with Northwest in August 2005 that extended the Saab and Avro agreements and provided for 50-seat regional feed

•                  Currently provides service from Northwest hubs in Detroit, Minneapolis/St. Paul and Memphis to over 110 cities in the US and Canada

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Mesaba Aviation Route Map

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Big Sky Airlines

•                  MAIR acquired Big Sky on December 1, 2002

•                  Based in Billings with code share agreements with Alaska, Horizon, America West and Northwest Airlines

•                  Provides Essential Air Service (EAS) to several cities in Montana and Washington

•                  Flies to 18 cities in Montana, Colorado, Idaho, Oregon, Washington and Wyoming

•                  Purchased as a growth vehicle to diversify MAIR with another major partner

•                  Invested in new 19 seat fleet and management team to improve airline economics

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Big Sky Route Map

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Our Commitment to Quality

Performance excellence requires comprehensive, systematic and disciplined execution in the areas of People, Processes and Systems

Performance Excellence

People	Processes

Systems

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Mesaba Aviation’s Performance:
Completion Factor

•                  This approach has resulted in significantly improved operating performance at Mesaba Aviation

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On-Time Arrivals – A14

•                  Mesaba Aviation’s on-time performance has also improved

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Mesaba’s Fleet Plan

•                  Prior to NWA’s bankruptcy, Northwest had awarded Mesaba 15 CRJs to be in service by March 2006

•                  NWA is now proposing to remove all the Avros, the 2 CRJs recently delivered and 10 Saab’s, leaving Mesaba as an operator of 49 Saabs

NWA’s current proposal

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Mesaba’s Restructuring Plan

•                  The 3 Key Factors to Mesaba’s successful reorganization include:

•                  Profitable Product – an ASA affirmed in both bankruptcies that secures core business

•                  Lower Costs that Promote Growth – making Mesaba an attractive partner for NWA for 50/70 seat RJs

•                  Business Flexibility – a cost structure that enables diversification

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Regional Airline Trends

•                  Majors are replacing more narrow-bodied mainline jets with regional jets

•                  Majors are partnering with more than one regional and regionals with more than one major

•                  Multiple regional partners at each hub

•                  Turboprops remain viable for short-distance travel, depending upon cost and performance

•                  These are HYPERTURBULENT times – the landscape is continually changing

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Growth Options

•                  MAIR has over $115 million (9/30/05) in cash and investments and minimal long-term debt

•                  MAIR has offered up to $35M in DIP financing to assist Mesaba in its reorganization efforts

•                  DIP proposal is awaiting Court approval

•                  MAIR is well-positioned to grow through:

•                  Mesaba Aviation with Northwest

•                  Big Sky Airlines with another strategic partner

•                  Other airline related businesses

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Summary

•                  MAIR has:

•                  A strong balance sheet with value in its airline subsidiaries and cash value with minimal long term debt

•                  A long history of achieving profitable operating excellence in its operating subsidiaries

•                  The capacity to grow with Northwest and/or other strategic partners

•                  The ability to offer any partner stability and excellent operating performance at a competitive price

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